As filed with the Securities and Exchange Commission on February 3, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21725

Tortoise Energy Capital Corporation
(Exact name of registrant as specified in charter)

10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Address of principal executive offices) (Zip code)

David J. Schulte
10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2005

Item 1. Report to Stockholders.

Company at a Glance

•	A pioneering closed-end investment company investing primarily in equity securities of Master Limited Partnerships (MLPs) operating energy infrastructure assets

•	Objectives: Yield, Growth, Quality

About Master Limited Partnerships
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 50 MLPs in the market, mostly in industries related to energy, natural resources and real estate.

Investment Objectives: Yield, Growth and Quality
Tortoise Capital invests primarily in MLPs in the energy infrastructure sector. Our goal is to provide our stockholders with a high level of total return with an emphasis on current distributions paid to stockholders. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas, and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing dividend stream for our investors.

Tortoise Capital Investment Versus a Direct Investment in MLPs
Tortoise Capital provides its stockholders with an efficient alternative to investing directly in MLPs. A direct investment in an MLP offers the opportunity to receive an attractive distribution that is approximately 80 percent tax deferred, with a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Capital is structured as a C Corporation—accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features of Tortoise Capital include:

•	One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;
•	A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;
•	The ability to access investment grade credit markets to enhance the dividend rate; and
•	Access to direct placements and other investments not available through the public markets.

2005 Dividends

Paid	Amount per share	Characterization for Tax Purposes
September 1, 2005	$.235	Return of Capital
November 30, 2005	.340	Return of Capital
	$.575

(Unaudited)

Summary Financial Information

Period Ended November 30	2005

Market value per share	$22.09
Net asset value per share	23.23
Total net assets	370,455,442
Unrealized appreciation of investments (excluding interest rate swap contracts)
before deferred taxes	101,177
Unrealized depreciation of investments and interest rate swap contracts
after deferred taxes	(813,275)
Net investment income	574,502
Total realized loss on investments	(316)
Total return (based on market value), inception to November 30, 2005	(8.33)%
Net operating expenses before leverage costs and taxes as a percent of
average total assets(1)	1.11%
Distributable cash flow as a percent of average net assets(2)	5.00%
(1) Annualized.
(2) Annualized. See Key Financial Data which illustrates the calculation of distributable cash flow.

*Initial Public Offering completed on May 31. Fiscal year end November 30.

(Unaudited)

2005 Annual Report      1

January 20, 2006

OUR FELLOW STOCKHOLDERS,

We are pleased to submit the fiscal 2005 annual report for Tortoise Energy Capital Corp. (Tortoise Capital)—a six month period—and report that we are achieving the investment objective we set forth in our initial public offering that occurred in May 2005. We fully invested the IPO proceeds within six months, achieving our initial distribution yield objective, and are well on our way to becoming fully invested by the second quarter of 2006. We will then be positioned to provide steady dividend growth to our stockholders, which we believe will lead to attractive total returns.

Yield, Growth and Quality
Tortoise Capital, our second closed-end fund focused on MLPs, delivered targeted distributions for the first six months in fiscal 2005, and finished the year with a $0.34 quarterly dividend on November 30, 2005. For tax purposes, all 2005 distributions are a return of capital. Since we will not have received and invested the targeted amount of leverage proceeds, our estimated 2006 first quarter dividend per share of $0.35 to $0.37 will not reflect full investment.

Tortoise Capital concentrates on the energy infrastructure industry, which benefits from an increasing demand caused by economic and population growth. Revenue growth in the sector results from both volume growth plus some inflation. Several of the companies in our portfolio plan new project development, affirming to us that these companies will extend the U.S. energy infrastructure network, and further increase potential growth of our dividends.

We also seek to maintain a high quality portfolio by selecting well-managed businesses with real, hard assets and stable recurring revenue streams. We diversify holdings among issuers, geographies and energy commodities, to achieve a stable dividend yield which can be evaluated against other business models with similar risk characteristics.

(Unaudited)

2     Tortoise Energy Capital Corp.

Year in Review
The two sub-sectors of the S&P 500 with the best performance in 2005 were the energy and utilities sectors. These sectors provide insight into why MLPs were a solid investment opportunity in 2005, and why MLPs should continue to be a good investment in 2006. The energy sector is characterized increasingly by demand growth with supply struggling to meet demand. Infrastructure is required to keep the commodities flowing from supply to demand points. This is driving energy prices to higher and sustainable levels. The utility market performance resulted from similar strong demand for end-use energy as well as investor appetite for safe yield with modest growth. Utilities have monopoly market positions, and have regulated rates of return. With the restructuring of balance sheets and renewed focus on core capabilities being largely completed, investors are looking to the utility sector for long-term stability. We believe MLPs share many of these characteristics with higher yields and growth prospects. The success of the MLP sector has been driven by the ability of MLPs to continue to increase their quarterly distributions due to organic growth and accretive acquisitions.

As you may recall, we originally formed Tortoise Capital with the expectation that we would leverage our deepening relationships with key market participants and make direct investments in MLPs to fund their growth initiatives. We have invested over 55 percent of our funds directly with MLPs or affiliates by participating in several registered and unregistered direct placements. One example of how our capital is creating value was our participation in a private placement in Pacific Energy Partners, L.P. (Pacific). Our funds were used by Pacific to help complete a large acquisition of refined petroleum products terminals from Valero Energy, which we believe enhanced its long-term growth and reduced its risk. This direct financing strategy helps us gain visibility into emerging opportunities and delivers long-term stockholder value.

(Unaudited)

2005 Annual Report     3

In Conclusion
In 2006, Tortoise Capital expects to establish a track record of visible dividend growth by focusing on the fundamental principles that guide us: Yield, Growth and Quality. We look forward to serving you in the coming year and hope you can attend in person or via webcast the Annual Stockholders’ Meeting on April 12, 2006. For those unable to attend, please access our webcast of the meeting at ww.tortoiseadvisors.com.

Sincerely,

The Managers
Tortoise Capital Advisors, L.L.C.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey	Terry Matlack	David J. Schulte

(Unaudited)

4     Tortoise Energy Capital Corp.

2005 Annual Report     5

TABLE OF CONTENTS

7	Key Financial Data

8	Management’s Discussion

12	Business Description

16	Schedule of Investments

18	Statement of Assets & Liabilities

19	Statement of Operations

20	Statement of Changes in Net Assets

21	Statement of Cash Flows

22	Financial Highlights

23	Notes to Financial Statements

29	Report of Independent Registered Public Accounting Firm

30	Company Officers and Directors

31	Additional Information

6     Tortoise Energy Capital Corp.

KEY FINANCIAL DATA (Unaudited)

	Period from May 31, 2005(1) through November 30, 2005	May 31, 2005(1)	Q3(2)	Q4(2)
Total Distributions Received from Investments
Distributions received from master limited
partnerships	$6,986	$—	$1,928	$5,058
Dividends paid in stock	3,013	—	1,464	1,549
Short-term interest and dividend income	2,072	—	1,578	494
Total from investments	12,071	—	4,970	7,101
Operating Expenses Before Leverage Costs
and Current Taxes
Advisory fees	1,787	—	848	939
Other operating expenses	465	—	254	211
	2,252	—	1,102	1,150
Distributable cash flow before leverage costs and
current taxes	9,819	—	3,868	5,951
Leverage Cost	372	—	—	372
Distributable Cash Flow	$9,447	$—	$3,868	$5,579

Dividends paid on common stock	$9,162	$—	$3,739	$5,423
Payout percentage for period(3)	97.0%	—	96.7%	97.2%
Total assets, end of period	494,402	334,464	392,059	494,402
Average total assets during period(4)	400,109	—	372,229	425,085
Leverage (Tortoise Notes)	120,000	—	—	120,000
Leverage as a percent of total assets	24.3%	—	—	24.3%
Net assets, end of period	370,455	333,648	381,490	370,455
Average net assets, during period(4)	374,721	—	371,678	381,915
Unrealized appreciation (depreciation) net of deferred
taxes, end of period	(813)	—	6,105	(813)
Net asset value per common share	23.23	23.79	23.98	23.23
Market value per share	22.09	24.69	25.12	22.09
Shares outstanding	15,951	14,023	15,910	15,951

Selected Operating Ratios
As a Percent of Average Total Assets(5)
Total distributions received from investments	5.98%	—	5.30%	6.70%
Operating expenses before leverage costs and
current taxes	1.11%	—	1.18%	1.09%
Distributable cash flow before leverage costs and
current taxes	4.87%	—	4.12%	5.61%
As a Percent of Average Net Assets
Distributable cash flow(5)	5.00%	—	4.13%	5.86%

(1) Commencement of Operations.
(2) Q3 is the period from June 2005 through August 2005. Q4 is the period from September 2005 through November 2005.
(3) Dividends paid as a percentage of Distributable Cash Flow.
(4) Computed by averaging month-end values within each period.
(5) Annualized for periods less than one full year.

2005 Annual Report     7

MANAGEMENT’S DISCUSSION

The information contained in this section should be read in conjunction with our Annual Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview
Tortoise Capital, as of this report, has fully invested the proceeds of its initial equity offering and the Tortoise Notes in U.S. energy infrastructure MLPs. We have entered into a revolving credit agreement that allows us to continue investing pending the closing of an offering of Preferred Stock, and have drawn and invested an additional $40 million pursuant to that revolving loan. The pace of our investment activity has been faster than we initially expected, but we do not anticipate hitting a fully invested dividend until the second quarter of 2006. Our goal is to provide a growing dividend stream to our investors. When combined with MLP growth prospects the investment offers the opportunity for attractive total returns. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under Investment Company Act of 1940, we are not a “regulated investment company” for federal tax purposes. Our dividends do not generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds as well as taxable accounts.

We invest primarily in MLPs through privately negotiated purchases, and secondarily through public market purchases. MLPs are publicly traded partnerships, whose equity interests are traded in the form of units on public exchanges, such as the NYSE. Our private finance activity principally involves providing financing directly to an MLP through privately negotiated equity investments. Our private financing is generally used to fund growth, acquisitions, recapitalizations, debt repayments and bridge financings. We generally invest in companies that are publicly reporting, but for which a privately negotiated financing offers advantages.

Critical Accounting Policies
The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.

Investment Income
Distributions received from our investments in MLPs generally are comprised of income and return of capital from the MLP. We record investment income and return of capital based on estimates made at the time the distribution is received. These estimates are based on historical information available from each MLP and other industry sources. These estimates may be revised based on information received from MLPs after their tax reporting periods are concluded.

Valuation of Portfolio Investments
We primarily own securities that are listed on a securities exchange. We value those securities at their last sale price on that exchange on the valuation date. We also invest in restricted securities, including debt and equity securities of companies. Securities that have restrictions on sale are typically valued at a discount from the public market value of the security pursuant to valuation policies established by our Board.

(Unaudited)

8     Tortoise Energy Capital Corp.

MANAGEMENT’S DISCUSSION
(Continued)

Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

Determining Dividends to Stockholders
Our portfolio has generated cash flow from which we pay dividends to stockholders. We pay dividends out of our distributable cash flow, which is simply our income from investments less our total operating expenses. The income from our investments includes the amount received by us as cash distributions from MLPs, paid-in-kind distributions and interest payments. The total operating expenses include current or anticipated operating expenses, current income taxes on our operating income and total leverage costs. Each are summarized for you in the table on page 7 and are discussed in more detail below. We intend to reinvest the after-tax proceeds of sales of investments in order to maintain and grow our dividend rate.

Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. We have targeted to pay at least 95 percent of distributable cash flow on an annual basis.

Investment Income
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our dividend to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs with an increasing demand for services from economic and population growth. We utilize our disciplined investment process to select well-managed businesses with real, hard assets and stable recurring revenue streams.

Fundamental operating performance in the energy infrastructure sector was strong throughout 2005, despite challenges posed by hurricanes. During the last quarter of 2005, weakness in the broader energy sector and more volatility of oil prices pulled down the value of MLPs along with energy companies, creating, in our view, a great opportunity to invest in growth MLP companies at favorable valuations.

We believe that as the economy grows, more oil and gas will flow through MLP company pipelines, resulting in distribution increases. Economic growth is commonly measured by Gross Domestic Product (GDP), which grew 4.2 percent in 2004 and 4.1 percent through the third quarter of 2005 as reported by the U.S. Department of Commerce’s Bureau of Economic Analysis, and we expect similar growth rates over the long term.

Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to achieve a dividend yield equivalent to a direct investment in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass through. So, over the long term, we believe MLPs will outpace interest rate increases and produce positive returns.

MLP companies grow organically, through acquisitions and increasingly through new project development. More than $1 billion of energy infrastructure assets were sold in the third and fourth quarters of 2005. There were almost $7 billion of MLP equity offerings during the year—$3.5 billion came in the form of follow-on offerings, $1.5 billion came in new IPOs, and the remainder in direct placements. This influx of capital strengthened the balance sheets of MLPs and will enable them to complete long-term growth projects. In context, the MLP equity market capitalization was approximately $51 billion at the beginning of the year, increasing to approximately $61 billion by year end.

(Unaudited)

2005 Annual Report     9

MANAGEMENT’S DISCUSSION
(Continued)

In our view, these occurrences have set the stage for the current environment which we believe is very healthy and favorable for new investments in the MLP sector and the growth in distributions from our existing investments.

Operating Expenses
Our operating expenses consist of two types of expenses, leverage costs and other operating expenses, primarily the advisory fees. The net operating expenses before leverage costs were $2.3 million for the 6 month period ended November 30, 2005. On a percentage basis, net operating expenses before leverage costs were an annualized 1.11 percent of average total assets for the period ended 2005. These operating expenses are expected to decline once we have reached full investment.

Leverage costs consist of four major components, (1) the direct interest expense, which will vary from period to period as all of our Tortoise Notes have variable rates of interest, (2) the auction agent fees, which are the marketing costs for the variable rate leverage, (3) the realized gain or loss on our swap arrangements, and (4) our preferred dividends (once we have completed our anticipated preferred offering), which also carry a variable rate dividend. We have now locked-in most of the cost of capital through interest rate swap agreements, converting our variable rate obligations to fixed rate obligations for the term of the swap agreements. With no short-term interest rate risk in Tortoise Capital, we now have an all-in weighted average cost of leverage of approximately 5.3 percent. Under the swap arrangement, $120 million matures in 2015, $20 million matures in 2013 and $20 million matures in 2018.

We believe that locking the cost of leverage for the term of the swap agreements protects us from the impact of increasing short-term interest rates resulting from the use of leverage. For more detailed information regarding our swap arrangements, see the footnotes to our financial statements.

In the future, expect any increases in interest expense to be offset by gains in the swap agreements, and conversely for any decrease in interest expense to be offset by a loss on the swap agreements, in essence fixing our leverage costs for the term of the swaps. Fiscal year 2005 reflects total leverage costs of $372 thousand, all incurred in the last quarter of the fiscal year.

Distributable Cash Flow
From an accounting perspective, we expect to report net investment losses in the future due to the nature of our investments in MLPs, however, as the information in the Key Financial Data reflects, our distributable cash flow is strong. We believe distributable cash flow is the best measure of our dividend paying capacity.

For the year ended 2005, our aggregate distributable cash flow was $9.4 million and we paid dividends in an aggregate of $9.2 million, or 97 percent of distributable cash flow. On a per share basis, the fund paid a $0.34 dividend on November 30, 2005. This compares to the first fiscal quarter of 2005 dividend of $0.235. Upon receiving anticipated leverage proceeds and investing those proceeds, we will achieve our fully invested dividend rate, and we would expect that dividend to grow at least 4 percent annually.

Taxation of Our Dividends
We invest in partnerships which have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes on our books. Dividends declared and paid by Tortoise Capital in a year generally may include the distribution of current year taxable income or returns of capital, as described below.

The taxability of the dividend you receive depends on whether the Company has annual earnings and profits. Because most of the distributions we have received from MLPs are not income for tax purposes, we have very little taxable income. Against that income we have total operating expenses and leverage costs. In the case where there are no earnings and profits, your dividend received will be a return of capital and would be a reduction in basis, taxed upon the sale of your securities as a capital transaction.

(Unaudited)

10    Tortoise Energy Capital Corp.

MANAGEMENT’S DISCUSSION
(Continued)

In future periods, however, Tortoise Capital could have earnings and profits and that would make our dividend like any other corporate dividend and taxable at the 15 percent qualified dividend rate. Our dividend would include a taxable component for either of two reasons: first, the tax characterization of the distributions we receive from MLPs could change and become less return of capital and more in the form of income. Second, and more likely, we could sell an MLP investment in which Tortoise Capital has a gain. The unrealized gain we have in the portfolio at any given time will be reflected in the Statement of Assets and Liabilities. Tortoise Capital’s investments at value reflect little unrealized gain to date on an aggregate basis.

However, if individual securities were sold and there was a net positive difference in sale values and basis, this net gain would be recognized and could give rise to earnings and profits in that period and make the distributions taxable qualified dividends. It is for these two reasons that we only estimate the tax treatment each time we send a dividend, because both of these items are unpredictable until the year is over. We currently expect that our estimated annual taxable income for 2006 will be less than 20 percent of our estimated dividend distributions to shareholders in 2006, although the ultimate determination will not be made until January 2007.

Liquidity and Capital Resources
Our total assets reflect primarily the value of our investments, which are itemized in the schedule of investments. It also reflects cash, interest and other receivables and any expenses that may have been prepaid from time to time. During the year, total assets grew from $728 thousand to $494 million. This growth was the result of several factors, including $379 million from the net proceeds of the initial offering of common shares and $119 million from the issuance of Tortoise Notes.

As a result of the issuance of Tortoise Notes as described above, our total leverage outstanding as of fiscal year end 2005 is $120 million, or 24.3 percent of total assets.

Our leverage strategy involves borrowing at costs that are less than the total return we expect from our MLP asset investments, thereby increasing stockholder value.

We may in the future raise new debt and equity capital from time to time in order to fund investments we believe are beneficial to our stockholders. We have filed a shelf registration statement to allow us to issue new debt or equity capital quickly in the event suitable opportunities are presented.

(Unaudited)
2005 Annual Report    11

BUSINESS DESCRIPTION
November 30, 2005

Tortoise Capital
Tortoise Energy Capital Corp. (Tortoise Capital) commenced operations in May 2005. Tortoise Capital’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders and dividend growth. For purposes of Tortoise Capital’s investment objective, total return includes capital appreciation of, and all distributions received from, securities in which Tortoise Capital will invest regardless of the tax character of the distributions.

Tortoise Capital seeks to provide its stockholders with an efficient vehicle to invest in a portfolio of publicly traded master limited partnerships (MLPs) in the energy infrastructure sector. Similar to the tax characterization of distributions made by MLPs to its unitholders, Tortoise Capital believes that a relatively high portion of its distributions to stockholders will be treated as return of capital.

Tortoise Capital is regulated as a non-diversified investment management company, for which Tortoise Capital Advisors, L.L.C. (the Adviser) serves as Tortoise Capital’s investment adviser.

Energy Infrastructure Industry
Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. Tortoise Capital invests solely in energy infrastructure companies organized in the United States.

Energy infrastructure companies (other than most pipeline MLPs) do not operate as “public utilities” or “local distribution companies,” and are therefore not subject to rate regulation by state or federal utility commissions. However, energy infrastructure companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most pipeline MLPs are subject to government regulation concerning the construction, pricing and operation of pipelines.

Pipeline MLPs are able to set prices (rates or tariffs) to cover operating costs, depreciation and taxes, and provide a return on investment. These rates are monitored by the Federal Energy Regulatory Commission (FERC) which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment and the opportunity to adjust to changing market conditions.

Master Limited Partnerships
Under normal circumstances, Tortoise Capital invests at least 80 percent of its total assets in equity securities of MLPs and affiliates in the energy infrastructure sector and are organized as partnerships, thereby eliminating income tax at the entity level.

The MLP has two classes of partners—the general partner and limited partners. The general partner is usually a major energy company, utility, investment fund or the direct management of the MLP.

The general partner normally controls the MLP through a two percent equity interest plus units that are subordinated to the common (publicly traded) units for at least the first five years of the partnership’s existence and then only converting to common if certain financial tests are met.

As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases up to 50 percent of incremental income.

(Unaudited)

12    Tortoise Energy Capital Corp.

BUSINESS DESCRIPTION
(Continued)

Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

Energy infrastructure MLPs in which Tortoise Capital invests can generally be classified in the following categories:
•
Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, pipeline MLPs do not have direct commodity price exposure because they do not own the product being shipped.

•
Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (NGLs). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee-based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

•
Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately three percent of the household energy needs in the U.S., largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70 percent of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

•
Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLPs’ ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Clean Air Act standards have on coal end-users.

Tortoise Capital invests primarily in equity securities of MLPs, which currently consist of the following instruments: common units, convertible subordinated units and I-Shares. Almost all MLP common units and I-Shares in which Tortoise Capital invests are listed and traded on the NYSE, AMEX or NASDAQ. Tortoise Capital also may purchase MLP common units through direct placements. MLP convertible subordinated units are not listed or publicly traded and are typically purchased in directly negotiated transactions with MLP affiliates or institutional holders of such shares.

MLP common unitholders have typical limited partner rights, including limited management and voting rights. MLP common units have priority over convertible subordinated units upon liquidation. Common unitholders are entitled to minimum quarterly distributions (MQD), including arrearage rights, prior to any distribution payments to convertible subordinated unit holders or incentive distribution payments to the general partner. MLP convertible subordinated units are convertible into common units on a one-to-one basis after the passage of time and/or achievement of specified financial goals. MLP convertible subordinated units are entitled to MQD after the payments to holders of common units and before incentive distributions to the general partner. MLP convertible subordinated units do not have arrearage rights. I-Shares have similar features to common units except that distributions are payable in additional I-Shares rather than cash. Tortoise Capital invests in I-Shares only if it has adequate cash to satisfy its distribution targets.

(Unaudited)

2005 Annual Report    13

BUSINESS DESCRIPTION
(Continued)

Although Tortoise Capital also may invest in equity and debt securities of energy infrastructure companies that are organized and/or taxed as corporations, it is likely that any such investments will be in debt securities because the dividends from equity securities of such corporations typically do not meet Tortoise Capital’s investment objective. Tortoise Capital also may invest in securities of general partners or other affiliates of MLPs and private companies operating energy infrastructure assets.

Summary of Investment Policies
Under normal circumstances, Tortoise Capital will invest at least 80 percent of its total assets (including assets obtained through leverage) in securities of energy infrastructure MLPs and their affiliates.

Tortoise Capital has adopted the following additional nonfundamental investment policies:
•	Tortoise Capital may invest up to 50 percent of its total assets in restricted securities. Subject to this policy, Tortoise Capital may invest without limitation in illiquid securities.
•
Tortoise Capital may invest up to 20 percent of total assets in debt securities of energy infrastructure companies, including securities rated below noninvestment grade (commonly referred to as junk bonds).

•	Tortoise Capital will not invest more than 15 percent of total assets in any single issuer.
•	Tortoise Capital will not engage in short sales.

Following its initial public offering, Tortoise Capital leveraged its capital structure through the issuance of auction rate notes. Tortoise Capital expects to engage in additional leverage in the first quarter of 2006.

Tax Status of Company
Unlike most investment companies, Tortoise Capital is not treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (“the Internal Revenue Code”). Therefore, Tortoise Capital is obligated to pay federal and applicable state corporate taxes on its taxable income. Unlike regulated investment companies, Tortoise Capital is not required to distribute substantially all of its income and capital gains. Tortoise Capital invests a substantial portion of its assets in MLPs.

Although the MLPs generate income taxable to Tortoise Capital, the Company expects the MLPs to pay cash distributions in excess of the taxable income reportable by Tortoise Capital. Similarly, Tortoise Capital expects to distribute cash in excess of its taxable income to its stockholders and intends to distribute substantially all of its distributable cash flow (generally, cash from operations less certain operating expenses and reserves).

Stockholder Tax Features
Stockholders of Tortoise Capital hold stock of a corporation. Shares of stock differ substantially from partnership interests for federal income tax purposes. Unlike holders of MLP common units, stockholders of Tortoise Capital will not recognize an allocable share of Tortoise Capital income, gains, losses and deductions. Stockholders recognize income only if Tortoise Capital pays distributions from current or accumulated earnings and profits allocable to the particular shares held by a stockholder. Such distributions will be taxable to a stockholder in the current period as dividend income. Dividend income will be treated as “qualified dividends” for federal income tax purposes, subject to favorable capital gains rates. If distributions exceed Tortoise Capital’s allocated current or accumulated earnings and profits, such excess distributions will constitute a tax-free return of capital to the extent of a stockholder’s basis in its stock. To the extent excess distributions exceed a stockholder’s basis, the amount in excess of basis will be taxed as capital gain.

(Unaudited)

14    Tortoise Energy Capital Corp.

BUSINESS DESCRIPTION
(Continued)

Based on the historical performance of MLPs, Tortoise Capital expects that a significant portion of distributions to holders of stock will constitute a tax-free return of capital. In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on the preferred stock, if any, and then to the extent remaining, if any, to pay distributions on common stock. There is no assurance that Tortoise Capital will make regular distributions or that Tortoise Capital’s expectation regarding the tax character of its distributions will be realized. The special tax treatment for qualified dividends is scheduled to expire as of December 31, 2008.

Upon the sale of stock, a stockholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the stockholder and the stockholder’s federal income tax basis in its stock sold, as adjusted to reflect return(s) of capital. Generally, such capital gain or loss will be long-term capital gain or loss if the stock were held as a capital asset for more than one year.

Distributions
Tortoise Capital intends to pay out substantially all of its Distributable Cash Flow (DCF) to holders of stock through quarterly distributions. DCF is the amount received by Tortoise Capital as cash or paid-in-kind distributions from MLPs or their affiliates, and interest payments received on debt securities owned by Tortoise Capital, less current or anticipated operating expenses, dividends on preferred stock, if any, shares, taxes on Company taxable income, and leverage costs paid by Tortoise Capital. Tortoise Capital’s Board of Directors adopted a policy to target distributions to stockholders in an amount of at least 95 percent of DCF on an annual basis. Distributions will be paid each fiscal quarter out of DCF, if any. There is no assurance that Tortoise Capital will continue to make regular distributions.

(Unaudited)

2005 Annual Report    15

SCHEDULE OF INVESTMENTS

	November 30, 2005

Master Limited Partnerships—127.4%+	Shares	Value
Crude/Refined Products Pipelines—78.2%+
Buckeye Partners, L.P.	139,991	$6,105,008
Enbridge Energy Partners, L.P.	838,700	38,580,200
Holly Energy Partners, L.P.	39,415	1,524,572
Kinder Morgan Management, LLC#	1,773,412	84,946,435
Magellan Midstream Partners, L.P.	729,529	23,454,357
Pacific Energy Partners, L.P.	32,700	970,209
Pacific Energy Partners, L.P.^~	1,584,800	44,152,528
Plains All American Pipeline, L.P.	445,100	17,679,372
Sunoco Logistics Partners, L.P.	848,860	32,214,237
TEPPCO Partners, L.P.	532,723	19,598,879
Valero, L.P.	389,869	20,468,123
		289,693,920

Natural Gas/Natural Gas Liquid Pipelines—21.8%+
Enterprise GP Holdings, L.P.	38,000	1,311,000
Enterprise Products Partners, L.P.	2,974,796	74,459,144
Northern Border Partners, L.P.	113,900	4,862,391
		80,632,535

Natural Gas Gathering/Processing—24.3%+
Boardwalk Pipeline Partners, L.P.	611,700	11,285,865
Copano Energy, LLC^~	531,701	19,534,695
Crosstex Energy, L.P.	4,100	138,580
Crosstex Energy, L.P.^~	288,614	8,941,262
Crosstex Energy, L.P.—Class B^~	977,199	31,045,612
Energy Transfer Partners, L.P.	528,370	17,843,055
Hiland Partners, L.P.	2,200	87,296
Williams Partners, L.P.	32,335	1,088,719
		89,965,084

Shipping—2.6%+
K-Sea Transportation Partners, L.P.	280,910	9,806,568

Propane Distribution—0.5%+
Inergy, L.P.	32,080	810,020
Inergy Holdings, L.P.	30,751	1,097,811
		1,907,831
Total Master Limited Partnerships (Cost $472,065,961)		472,005,938
		(Continued)

16    Tortoise Energy Capital Corp.

SCHEDULE OF INVESTMENTS
(Continued)

	November 30, 2005
	Principal
	Amount	Value
Corporate Bonds—1.7%+
Crude/Refined Products Pipelines—1.4.%+
SemGroup, L.P.—Unregistered, 8.75%, Due 11/15/2015 (Cost $4,918,800)~	$ 5,000,000	5,075,000
Natural Gas Gathering/Processing—0.3%+
Targa Resources Inc.—Unregistered, 8.50%, Due 11/01/2013 (Cost $1,022,500)~	1,000,000	1,027,500

Total Corporate Bonds (Cost $5,941,300)		6,102,500

Promissory Notes—1.8%+
Shipping—1.8%+
E.W. Transportation, LLC—Unregistered, 8.56%, Due 3/31/2009 (Cost $6,707,363)^~@	6,754,545	6,707,363

Short-Term Investments—2.1%+
Investment Companies—2.1%+	Shares
First American Prime Obligations Money Market Fund—Class Y*, 3.71%(1)	3,853,914	3,853,914
First American Treasury Obligations Money Market Fund—Class Y*, 3.60%(1)	3,853,914	3,853,914
Total Short-Term Investments (Cost $7,707,828)		7,707,828

Total Investments—133.0%+ (Cost $492,422,452)		492,523,629
Auction Rate Senior Notes—(32.4%)+		(120,000,000)
Interest Rate Swap Contracts—(0.4%)+
$120,000,000 notional—Unrealized Depreciation(2)		(1,474,016)
Liabilities in Excess of Other Assets—(0.2%)+		(594,171)

Total Net Assets Applicable to Common Stockholders—100.00%+		$370,455,442

Footnotes and Abbreviations
+ Calculated as a percentage of net assets applicable to common stockholders.
^ Fair valued securities represent a total market value of $110,381,460 which represents 29.8% of net assets.
# Security distributions are paid in kind.
* All or a portion of the security is segregated as collateral for the unrealized depreciation on interest rate swap contracts.
~ These securities are deemed to be restricted; see Note 6 for further disclosure.
@ Security is a variable rate instrument. Interest rate is as of November 30, 2005.
(1) 7-day effective yield.
(2) See Note 9 for further disclosure.

See Accompanying Notes to the Financial Statements.

2005 Annual Report    17

STATEMENT OF ASSETS & LIABILITIES

November 30, 2005
Assets
Investments at value (cost $492,422,452)	$492,523,629
Cash	101,494
Deferred tax asset, net	192,462
Interest receivable	83,833
Prepaid expenses and other assets	1,500,584
Total assets	494,402,002

Liabilities
Payable to Adviser	650,856
Dividend payable to common stockholders	1,191,263
Accrued expenses and other liabilities	630,425
Unrealized depreciation on interest rate swap contracts	1,474,016
Auction rate senior notes payable:
Series A, due November 14, 2045	60,000,000
Series B, due November 14, 2045	60,000,000
Total liabilities	123,946,560
Net assets applicable to common stockholders	$370,455,442

Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 15,950,661 shares issued and outstanding
(100,000,000 shares authorized)	$15,951
Additional paid-in capital	371,253,082
Accumulated net investment income, net of deferred tax expense	—
Accumulated realized loss, net of deferred tax benefit	(316)
Net unrealized loss on investments and interest rate swap contracts,
net of deferred tax benefit	(813,275)
Net assets applicable to common stockholders	$370,455,442
Net Asset Value per common share outstanding (net assets applicable to common
shares, divided by common shares outstanding)	$23.23

See Accompanying Notes to the Financial Statements.

18    Tortoise Energy Capital Corp.

STATEMENT OF OPERATIONS

Period from May 31, 2005(1) through November 30, 2005
Investment Income
Distributions received from master limited partnerships	$6,986,250
Less return of capital on distributions	(5,492,369)
Distribution income from master limited partnerships	1,493,881
Dividends from money market mutual funds	400,361
Interest	1,671,828
Total Investment Income	3,566,070

Expenses
Advisory fees	1,786,635
Administrator fees	144,314
Professional fees	100,681
Reports to stockholders	74,617
Directors’ fees	39,116
Fund accounting fees	29,998
Custodian fees and expenses	24,435
Registration fees	12,671
Stock transfer agent fees	7,189
Other expenses	32,218
Total Expenses before Interest Expense	2,251,874
Interest expense	372,390
Total Expenses	2,624,264
Net Investment Income, before tax expense	941,806
Deferred tax expense	(367,304)
Net Investment Income	574,502

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments, before deferred tax benefit	(518)
Deferred tax benefit	202
Net realized loss on investments	(316)
Net unrealized appreciation of investments	101,177
Net unrealized depreciation of interest rate swap contracts	(1,474,016)
Net unrealized depreciation, before deferred tax benefit	(1,372,839)
Deferred tax benefit	559,564
Net unrealized depreciation of investments and interest rate swap contracts	(813,275)
Net Realized and Unrealized Loss on Investments	(813,591)
Net Decrease in Net Assets Applicable to Common Stockholders
Resulting from Operations	$(239,089)

(1) Commencement of Operations.

See Accompanying Notes to the Financial Statements.

2005 Annual Report    19

STATEMENT OF CHANGES IN NET ASSETS

Period from May 31, 2005 (1)through November 30, 2005
Operations
Net investment income	$574,502
Net realized loss on investments	(316)
Net unrealized depreciation of investments and interest rate swap contracts	(813,275)
Net decrease in net assets applicable to common stockholders resulting from operations	(239,089)

Dividends and Distributions to Common Stockholders
Net investment income	(512,594)
Return of capital	(8,649,370)
Total dividends to common stockholders	(9,161,964)

Capital Share Transactions
Proceeds from initial public offering of 14,000,000 common shares	350,000,000
Proceeds from issuance of 1,887,000 common shares in connection with exercising
an overallotment option granted to underwriters of the initial public offering	47,175,000
Underwriting discounts and offering expenses associated with the issuance
of common shares	(18,780,799)
Issuance of 41,131 common shares from reinvestment of dividend distributions
to stockholders	986,298
Net increase in net assets, applicable to common stockholders, from capital
share transactions	379,380,499
Total increase in net assets applicable to common stockholders	369,979,446

Net Assets
Beginning of period	475,996
End of period	$370,455,442
Accumulated net investment income at the end of period	$—

(1) Commencement of Operations.

See Accompanying Notes to the Financial Statements.

20 Tortoise Energy Capital Corp.

STATEMENT OF CASHFLOWS

Period from May 31, 2005(1)through November 30, 2005
Cash Flows from Operating Activities
Distributions received from master limited partnerships	$6,986,250
Interest and dividend income received	1,984,766
Purchases of long-term investments	(490,449,380)
Proceeds from sale of long-term investments	245,460
Purchases of short-term investments	(7,707,828)
Interest expense paid	(135,591)
(1,515,202)
Operating expenses paid
Net cash used in operating activities	(490,591,525)
Cash Flows from Financing Activities
Issuance of common stock	397,175,000
Issuance of auction rate senior notes payable	120,000,000
Proceeds from revolving line of credit	66,624,750
Payments on revolving line of credit	(66,624,750)
Common stock issuance costs	(18,780,798)
Debt issuance costs	(1,254,684)
Dividends paid to common stockholders	(6,984,403)
Net cash provided by financing activities	490,155,115
Net decrease in cash	(436,410)
Cash—beginning of period	537,904
Cash—end of period	$101,494
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net decrease in net assets applicable to common stockholders resulting from operations	(239,089)
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Purchases of long-term investments, net of return of capital adjustments	(484,957,011)
Proceeds from sales of long-term investments	245,460
Purchases of short-term investments	(7,707,828)
Deferred income taxes, net	(192,462)
Net unrealized depreciation on investments and interest rate swap contracts	1,372,839
Realized loss on investments	518
Accretion of discount on long-term investments	(3,590)
Amortization of debt issuance costs	1,579
Changes in operating assets and liabilities:
Increase in interest receivable	(83,833)
Increase in prepaid expenses and other assets	(61,663)
Increase in payable to Adviser	650,856
Increase in accrued expenses and other liabilities	382,699
(490,352,436)
Total adjustments
Net cash used in operating activities	$(490,591,525)
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$986,298

(1) Commencement of Operations.

See Accompanying Notes to the Financial Statements.

2005 Annual Report    21

FINANCIAL HIGHLIGHTS

Period from May 31, 2005(1) through November 30, 2005
Per Common Share Data(2)
Public offering price	$25.00
Underwriting discounts and offering costs on issuance of common shares	(1.18)
Income from Investment Operations:
Net investment income	0.04
Net realized and unrealized loss on investments	(0.05)
Total decrease from investment operations	(0.01)
Less Dividends to Common Stockholders:
Net investment income	(0.03)
Return of capital	(0.55)
Total dividends to common stockholders	(0.58)
Net Asset Value, end of period	$23.23
Per common share market value, end of period	$22.09
Total Investment Return Based on Market Value(3)	(8.33)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$370,455
Ratio of expenses (including current and deferred income tax benefit) to
average net assets:(4)(5)	1.29%
Ratio of expenses (excluding current and deferred income tax benefit) to
average net assets:(4)(5)	1.39%
Ratio of net investment income to average net assets after current and
deferred income tax benefit:(4)	0.60%
Ratio of net investment income to average net assets before current and
deferred income tax benefit:(4)(6)	0.50%
Portfolio turnover rate	0.08%
Tortoise Auction Rate Senior Notes, end of period (000’s)	$120,000
Per common share amount of auction rate senior notes outstanding at end of period	$7.52
Per common share amount of net assets, excluding auction rate senior notes,
at end of period	$30.75
Asset coverage, per $1,000 of principal amount of auction rate senior notes
Series A	$4 ,087
Series B	$4 ,087
Asset coverage ratio of auction rate senior notes(7)	409%

(1) Commencement of Operations.
(2) Information presented relates to a share of common stock outstanding for the entire period.
(3) Not Annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4) Annualized for periods less than one full year.
(5) For the period from May 31, 2005 through November 30, 2005, the Company accrued $192,462 in net current and deferred income tax benefit.
(6) This ratio excludes current and deferred income tax expense on net investment income.
(7) Represents value of total assets less all liabilities and indebtedness not represented by Auction rate senior notes at the end of the period divided by Auction rate senior notes outstanding at the end of the period.

See Accompanying Notes to the Financial Statements.

22    Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS
November 30, 2005

1. Organization
Tortoise Energy Capital Corp. (the Company) was organized as a Maryland corporation on March 4, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act). The Company’s investment objective is to seek a high level of total return with an emphasis on current cash distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company received the proceeds of its initial public offering and commenced operations on May 31, 2005. The Company’s shares are listed on the NYSE under the symbol “TYY.”

2. Significant Accounting Policies

A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation
The Company owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company uses the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating.

The Company generally values its interest rate swap contracts by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on broker quotations, if available.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.

C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in MLPs generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions are not known until after the fiscal year-end of the Company.

2005 Annual Report    23

NOTES TO FINANCIAL STATEMENTS
(Continued)

D. Dividends to Stockholders
Dividends to common stockholders will be recorded on the ex-dividend date. The character of dividends made during the year from net investment income, net of realized gains, or other sources may differ from their ultimate characterization for federal income tax purposes. For the period ended November 30, 2005, the Company’s dividend to common stockholders is 100% return of capital for tax purposes.

E. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Organization Expenses, Offering, and Debt Issuance Costs
The Company is responsible for paying all organizational expenses, which are expensed as incurred. Organizational expenses in the amount of $61,908 were expensed prior to the commencement of operations. Offering costs related to the issuance of common stock are charged to additional paid-in capital when the shares are issued. Offering costs (excluding underwriter commissions) are charged to additional paid-in capital for the period from May 31, 2005 through November 30, 2005 were $907,924. Debt issuance costs related to the auction rate senior notes payable are capitalized and amortized over the period the notes are outstanding. Debt issuance costs (excluding underwriter commissions) incurred during the period amounted to $240,500.

G. Derivative Financial Statements
The Company uses interest rate swap contracts to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations.

H. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnifications to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to its stockholders. Under normal circumstances, and once fully invested in accordance with its investment objective, the Company will have at least 80 percent of its total assets, including any borrowings for investment purposes, invested in equity securities of entities in the energy sector within the United States. The Company will not invest more than 15 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 20 percent of its total assets in debt securities, including securities rated below investment grade. Below investment grade debt securities will be rated at least B3 by Moody’s Investors Service, Inc. and at least B- by Standard & Poor’s Ratings Group at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Advisor. In determining application of these policies, the term “total assets” includes assets to be obtained through anticipated leverage.

24    Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS
(Continued)

4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the “Adviser”). Under the terms of the agreement, until May 31, 2006, the Company will pay the Adviser a fee equal to an annual rate of 0.90 percent of the Company’s average monthly total assets (including any assets attributable to leverage, if any) minus accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares) (“Managed Assets”), in exchange for the investment advisory services provided. Thereafter, the Company will pay the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s Managed Assets.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company will pay the administrator a monthly fee computed at an annual rate of 0.07 percent of the first $300 million of the Company’s Managed Assets, 0.06 percent on the next $500 million of Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $45,000.

Computershare Investor Services, LLC serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company will pay the custodian a monthly fee computed at an annual rate of 0.015 percent on the first $100 million of the Company’s Managed Assets and 0.01 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $4,800.

5. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2005 are as follows:

Deferred tax assets:
Net operating loss carryforwards	$216,464
Organization costs	23,205
Unrealized loss on investment securities and interest rate swap contracts	535,407
775,076
Deferred tax liabilities:
Basis reduction of investment in MLPs	582,614
Total net deferred tax asset	$192,462

For the period from May 31, 2005 to November 30, 2005, the components of income tax benefit include $172,722 and $19,740 for deferred federal and state income taxes (net of federal tax benefit), respectively. For the period ended November 30, 2005, the Company had a net operating loss for federal income tax purposes of approximately $555,000. This net operating loss may be carried forward for 20 years and accordingly would expire after the year ended 2025.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment income and realized and unrealized gains on investments before taxes, as follows:

Application of statutory income tax rate	$(151,043)
State income taxes, net of federal tax benefits	(17,262)
Reduction in deferred tax valuation allowance	(24,157)
Total	$(192,462)

2005 Annual Report    25

NOTES TO FINANCIAL STATEMENTS
(Continued)

At November 30, 2005, the Company did not record a valuation allowance against its deferred tax assets.

At November 30, 2005, the cost basis of investments for federal income tax purposes was $491,839,838 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$18,548,093
Gross unrealized depreciation	(17,864,302)
Net unrealized appreciation	$683,791

6. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held or principal amount, the acquisition date, acquisition cost, value per unit and percent of net assets which the securities comprise.

Investment Security		Number of Units or Principal Amount	Acquisition Date	Acquisition Cost	Value Per Unit	Percent of Net Assets
Copano Energy, LLC	Common Units	531,701	8/1/05	$15,000,089	$36.74	5.3%
Crosstex Energy, L.P.	Subordinated Units	288,614	6/24/05	9,649,996	30.98	2.4
Crosstex Energy, L.P.	Class B Units	977,199	11/1/05	36,000,011	31.77	8.4
Pacific Energy Partners, L.P.	Common Units	1,584,800	9/30/05	48,245,274	27.86	11.9
E.W. Transportation, LLC	Promissory Note	$6,754,545	9/8/05	6,947,500	N/A	1.8
SemGroup, L.P.	Corporate Bond	$5,000,000	11/4/05	4,918,800	N/A	1.4
Targa Resources Inc.	Corporate Bond	$1,000,000	11/2/05	1,022,500	N/A	0.3
				$121,178,539		31.5%

7. Investment Transactions
For the period ended November 30, 2005, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $490,449,380 and $245,460 (excluding short-term debt securities and interest rate swaps), respectively.

8. Auction Rate Senior Notes
The Company has issued two $60,000,000 aggregate principal amounts of auction rate senior notes Series A and Series B, respectively (collectively, the “Notes”). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on November 14, 2045. Fair value of the notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.

Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A and Series B as of November 30, 2005, were both 4.00 percent. The weighted average interest rates for Series A and Series B for the period from November 14, 2005 through November 30, 2005, were both 4.00 percent. These rates for the initial rate periods were determined by the underwriters and are stated in the Notes’ prospectus. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. Generally, the rate period will be 28 days for Series A and Series B. The Notes will not be listed on any exchange or automated quotation system.

26    Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS
(Continued)

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares, if any; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

9. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding auction rate senior notes or if the Company loses its credit rating on its auction rate senior notes, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes. Details of the interest rate swap contracts outstanding as of November 30, 2005, were as follows:

Counterparty	Maturity Date	Notional Amount	Fixed Rate Paid by the Company	Floating Rate Received by the Company	Unrealized Depreciation
U.S. Bank, N.A.	11/25/2015	$60,000,000	5.11%	1 month U.S. Dollar LIBOR	$(740,097)
U.S. Bank, N.A.	12/02/2015	60,000,000	5.11%	1 month U.S. Dollar LIBOR	(733,919)
		$120,000,000			$(1,474,016)

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contract, as no collateral is pledged by the counterparty.

10. Common Stock
The Company has 100,000,000 shares of beneficial interest authorized and 15,950,661 shares outstanding at November 30, 2005. Transactions in common shares were as follows:

Shares at May 31, 2005	22,530
Shares sold through initial public offering	14,000,000
Shares sold through exercise of overallotment options	1,887,000
Shares issued through reinvestment of dividends	41,131
Shares at November 30, 2005	15,950,661

2005 Annual Report    27

NOTES TO FINANCIAL STATEMENTS
(Continued)

11. Credit Facility
On October 18, 2005, the Company entered into a $65 million secured credit facility, maturing December 31, 2005, with U.S. Bank, N.A. The credit facility was retired on November 14, 2005, with the proceeds from the issuance of auction rate senior notes described in Note 8. The average interest rate for the period outstanding was 4.83 percent.

12. Subsequent Events
On December 5, 2005, the Company entered into a $50 million credit facility with U.S. Bank, N.A. The credit facility has a variable annual interest rate equal to the one-month LIBOR rate plus 0.95 percent. The facility, which matures February 10, 2006, is expected to be retired using the proceeds of the preferred offering referred to below. Proceeds from the credit facility will be used to execute the Company’s investment objective.

On December 9, 2005, the Company’s Board of Directors authorized the issuance of up to $70,000,000 of preferred shares.

The Company has entered into interest rate swap contracts to hedge a portion of the $50 million credit facility mentioned above. Details of the interest rate swap contracts are as follows:

Commencement Date	Counterparty	Maturity	Notional Amount	Fixed Rate Paid by the Company	Floating Rate Received by the Company
2/15/06	U.S. Bank, N.A.	2013	$20,000,000	4.95%	1 Month U.S. Dollar LIBOR
3/1/06	U.S. Bank, N.A.	2018	$20,000,000	4.99%	1 Month U.S. Dollar LIBOR

28    Tortoise Energy Capital Corp.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Tortoise Energy Capital Corporation

We have audited the accompanying statement of assets and liabilities of Tortoise Energy Capital Corporation (the Company), including the schedule of investments, as of November 30, 2005, and the related statements of operations, changes in net assets, cash flows, and financial highlights for the period from May 31, 2005 (commencement of operations) through November 30, 2005. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Company at November 30, 2005, the results of its operations, changes in its net assets, its cash flows, and its financial highlights for the period from May 31, 2005 (commencement of operations) through November 30, 2005, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
January 6, 2006

2005 Annual Report    29

COMPANY OFFICERS AND DIRECTORS

Name and Age*	Position(s) Held with Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director

Independent Directors

Conrad S. Ciccotello, 45	Director since 2005
Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University since 1999; Director of Graduate Personal Financial Planning Programs, Editor, Financial Services Review since 2001 (an academic journal dedicated to the study of individual financial management). Formerly, faculty member, Pennsylvania State University (1997-1999).
			Three	None

John R. Graham, 60	Director since 2005
Executive-in-Residence and Professor of Finance, College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc. and Owner of Graham Ventures. Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).
			Three	Erie Indemnity Company; Erie Family Life Insurance Co.; Kansas State Bank

Charles E. Heath, 63	Director since 2005	Retired in 1999. Formerly, Chief Investment Officer, General Electric’s Employers Reinsurance Corp. (1989-1999). CFA since 1974.	Three	None

Interested Directors and Officers

H. Kevin Birzer, 46	Director and Chairman of the Board since 2005
Managing Director of the Adviser. Partner/Senior Analyst, Fountain Capital Management, L.L.C. (“Fountain Capital”), a registered investment advisor (1989-present); Formerly, Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); Vice President, F. Martin Koenig & Co. (1983-1986).
			Three	None

Terry C. Matlack, 49	Director and Chief Financial Officer since 2005	Managing Director of the Adviser. Managing Director, Kansas City Equity Partners LC (“KCEP”), a private equity firm (2001-present); Formerly, President, GreenStreet Capital (1995-2001).	Three	None

David J. Schulte, 44	President and Chief Executive Officer since 2005	Managing Director of the Adviser. Managing Director, KCEP (1993-present).	Three	None

Zachary A. Hamel, 40	Secretary since 2005	Managing Director of the Adviser. Partner/Senior Analyst with Fountain Capital (1997-present).	Three	None

Kenneth P. Malvey, 40	Vice President since 2005, Treasurer since November 2005
Managing Director of the Adviser. Partner/Senior Analyst, Fountain Capital (2002-present); Formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002).
			Three	None
*The address of each of these individuals is 10801 Mastin Blvd., Suite 222, Overland Park, Kan. 66210

30 Tortoise Energy Capital Corp.

ADDITIONAL INFORMATION
(Unaudited)

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Tortoise Capital’s actual results are the performance of the portfolio of stocks held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of Tortoise Capital will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio securities during the period ended June 30, 2005 is available to stockholders (i) without charge, upon request, by calling the Company at (913) 981-1020 or toll-free (800) 727-0254; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q and statement of additional information are available without charge upon request by calling the Company at (800) 727-0254 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the Commission’s Public Reference Room in Washington DC. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Certification Disclosure
The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy
In order to conduct its business, Tortoise Energy Capital Corp. collects and maintains certain nonpublic personal information about our shareholders of record with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other shareholders or our former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

2005 Annual Report    31

ADDITIONAL INFORMATION
(Unaudited) (Continued)

Automatic Dividend Reinvestment Plan
If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the Plan Agent, Computershare Investor Services, L.L.C. (“Computershare”), in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Dividends subject to tax (if any) are taxable whether or not shares are reinvested.

On the dividend payment date, if the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Plan Agent.

There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold.

Stockholders may elect not to participate in the Plan by sending written instructions to Computershare, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare at 2 North LaSalle St., Chicago, Ill. 60602. You may also contact Computershare by phone at (800) 727-0254 or visit their Web site at www.computershare.com.

32    Tortoise Energy Capital Corp.

Office of the Company and of
the Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Executive Management of Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Capital Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, L.L.C.
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut St.
Cincinnati, Ohio 45202

TRANSFER AGENT
Computershare Investor Services,
L.L.C. 2 North LaSalle St.
Chicago, Ill. 60602
(800) 727-0254
www.computershare.com

LEGAL COUNSEL
Blackwell Sanders Peper Martin LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(913) 981-1020
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYY

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Family of Funds
Name	Ticker/ Inception Date	Targeted Investments	Investor Suitability	Investment Restrictions	Total Assets as of 11/30/05 ($ in millions)
Tortoise Capital	TYY May 2005	U.S. Energy Infrastructure, More concentrated More direct placements	Retirement Accounts Pension Plans Taxable Accounts	50% Restricted 15% Issuer-limited	$494
Tortoise Energy	TYG Feb. 2004	U.S. Energy Infrastructure, More Diversified in MLPs	Retirement Accounts Pension Plans Taxable Accounts	30% Restricted 10% Issuer-limited	$696
Tortoise North America	TYN Oct. 2005	Canadian and U.S. Energy Infrastructure, Diversified in Canadian RITs and U.S. MLPs	Taxable Accounts	50% Restricted Diversified to meet RIC requirements	$152

TYY
LISTED
NYSE

Tortoise Energy Capital Corp.

"...Steady Wins®"

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Capital Corp.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s President, Chief Executive Officer and Chief Financial Officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past fiscal year. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for the fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 11/30/2005
Audit Fees	102,000
Audit-Related Fees	8,000
Tax Fees	8,000
All Other Fees	none

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent auditors, (ii) the engagement of the independent auditors to provide any non-audit services to the Registrant, (iii) the engagement of the independent auditors to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent auditors. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent auditors for non-audit services of less than $5,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided by the principal accountant, and all non-audit services provided by the principal accountant for the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, that are related to the operation of the Registrant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the Registrant’s principal accountant for services to the Registrant and to the Adviser (and any other entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant) for the year. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services, and has concluded that the provision of such non-audit services by the principal accountant has not compromised the principal accountant’s independence.

Non-Audit Fees	FYE 11/30/2005
Registrant	16,000
Registrant’s Investment Adviser	none

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad Ciccotello, Mr. John Graham and Mr. Charles Heath.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Tortoise Energy Capital Corporation

1.	Introduction

Tortoise Energy Capital Corporation (the “Company”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of the Company and its shareholders. In pursuing this policy, proxies should be voted in a manner that is intended to maximize shareholder value and all conflicts of interests should be resolved exclusively in favor of the Company.

2.	Delegation

The Company hereby delegates responsibility for voting proxies for which it is entitled to vote to Tortoise Capital Advisors, LLC (the “Adviser”) and the Adviser hereby accepts such delegation and agrees to vote proxies in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting.

3.	General

a.
Because of the unique nature of the Master Limited Partnerships (“MLPs”) in which the Company primarily invests, the Adviser shall evaluate each proxy on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, the Company does not believe it is prudent to adopt pre-established voting guidelines.

b.
The Chief Executive Officer is responsible for monitoring Company actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Company is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

c.
The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.

d.
All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser and shall be executed by the Chief Executive Officer. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.

e.	The Company may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

4.	Conflicts of Interest

The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the Managers of the Adviser actually knew or should have known of the conflict. The Company is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

●	A principal of the Company or any person involved in the proxy decision-making process serves on the Board of the portfolio company.

●	An immediate family member of a principal of the Company or any person involved in the proxy decision-making process serves as a director or executive officer of the portfolio company.

●	The Company, any venture capital fund managed by the Company, or any affiliate holds a significant ownership interest in the portfolio company.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to Terry Matlack.

If a material conflict is identified, Company management may (i) disclose the potential conflict to the Board of Directors and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

5.	Board Reporting.

a.
The Adviser shall submit a report at the next regularly scheduled meeting, but no less frequently than annually to the Board regarding any issues arising under the Policy, including any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including information about conflicts.

b.	The Adviser shall submit a report at the next regularly scheduled meeting, but no less frequently than annually, identifying any recommended changes in practices.

6.	Recordkeeping

The Chief Executive Officer is responsible for maintaining the following records:

●	proxy voting policies and procedures;

●
proxy statements (provided, however, that the Company may rely on the Securities and Exchange Commission’s EDGAR system if the Company filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Company with an undertaking to provide a copy of the proxy statement promptly upon request);

●	records of votes cast; and

●	any records prepared by the Company that were material to a proxy voting decision or that memorialized a decision.

Tortoise Capital Advisors, L.L.C.

1.	Introduction

Unless a client is a registered investment company under the Investment Company Act of 1940 or a client requests Tortoise Capital Advisors, L.L.C. (the “Adviser”) to do so in writing, the Adviser does not vote proxy materials for its clients. In the event the Adviser receives any proxies intended for clients who have not delegated proxy voting responsibilities to the Adviser, the Adviser will promptly forward such proxies to the client for the client to vote. When requested by the client, the Adviser may provide advice to the client regarding proposals submitted to the client for voting. In the event an employee determines that the Adviser has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Compliance Officer who will advise the Investment Committee, and the Investment Committee will decide whether the Adviser should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.

In cases in which the client is a registered investment company under the Investment Company Act of 1940 or in cases where the client has delegated proxy voting responsibility and authority to the Adviser, the Adviser has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where Adviser accepts such delegation and agrees to vote proxies, Adviser will do so in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting.

2.	General

a.
Because of the unique nature of the Master Limited Partnerships (“MLPs”), the Adviser shall evaluate each proxy of an MLP on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, the Adviser does not believe it is prudent to adopt pre-established voting guidelines.

b.
In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of the Company’s shareholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company’s shareholders.

c.
The Chief Executive Officer is responsible for monitoring Adviser’s proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

d.
The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.

e.
All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser and shall be executed by the Chief Executive Officer. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.

f.	The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

3.	Conflicts of Interest

The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the managers of the Adviser actually knew or should have known of the conflict. The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

•	A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

•	An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

•	The Adviser, any venture capital fund managed by the Adviser, or any affiliate holds a significant ownership interest in the portfolio company.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Adviser’s Compliance Officer.

If a material conflict is identified, Adviser management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

4.	Recordkeeping

 The Chief Executive Officer is responsible for maintaining the following records:

•	proxy voting policies and procedures;

•
proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);

•	records of votes cast and abstentions; and

•	any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

a. Not Applicable
b. None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 6/1/05-6/30/05	0	0	0	0
Month #2 7/1/05-7/31/05	0	0	0	0
Month #3 8/1/05-8/31/05	0	0	0	0
Month #4 9/1/05-9/30/05	0	0	0	0
Month #5 10/1/05-10/31/05	0	0	0	0
Month #6 11/1/05-11/30/05	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Tortoise Energy Capital Corporation

By (Signature and Title)* /s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer

Date January 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer

Date January 31, 2006

By (Signature and Title)* /s/ Terry C. Matlack
Terry C. Matlack, Chief Financial Officer

Date January 31, 2006

* Print the name and title of each signing officer under his or her signature.